2013 Annual Report
5% Growth
9.1% Growth
17.2% Growth
GROWTH HIGHLIGHTS
SSTI's Portfolio Growth
Number of CUSTOMERS
Same Store
Performance Scorecard
17.2%
CEO LETTER
As the first public, non-traded REIT specializing in self storage, 2013's solid operating results continue to make us one of the leading self storage companies in America
Total Annual Revenue
122 FACILITIES
77,000 UNITS
10.2 MILLION SQUARE FEET
Same-Store NOI
2011
2012
2012
2013

StrategicStorageTrust, inc

2013 and First Quarter 2014 Update 2013 and First Quarter 2014 Update Strategic Storage Trust, Inc. Exhibit 99.1

Disclaimer and Risk Factors

Disclaimers
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange
Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange
Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,”
“intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission.
We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered.  All forward-looking statements should be read in light of the risks identified in our 2013 Annual Report on Form 10-K.

Disclaimer and Risk Factors

Risk Factors
See our Form 10-K, and recent Form 10-Q for specific risks associated with an investment in Strategic Storage Trust, Inc.
As of March 31, 2014, our accumulated deficit was approximately $70 million and we may have a net loss in 2014.
No public market currently exists for shares of our common stock. It may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount.
We have paid distributions from sources other than our cash flows from operations. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions.
We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.
Our board of directors may change any of our investment objectives, including our focus on self storage facilities.
We will pay substantial fees and expenses to our advisor and its affiliates which will reduce cash available for investment and distribution.
There are substantial conflicts of interest among us and our sponsor, advisor and property manager.
We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions.
We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives.
We encourage you to review our SEC filings at www.sec.gov.

Agenda 4 • Overview • Performance Highlights • Acquisitions • Development/Lease-up Performance • Toronto, Canada Solar Installations • Self Storage Industry Update

Overview
•
First publicly registered non-traded REIT
focused on self storage
•
Sponsor was ranked 7th in Mini-Storage
Messenger’s Top Operators List in 2013
•
As of 3/31/14, SSTI owned 125 properties in
17 states and Ontario, Canada with
approximately 80,000 units and 10.4 million
rentable square feet

New Acquisitions/Quarter
Existing
0
10
20
30
40
50
60
70
80
90
100
110
115
120
125
3
6
8
24
26
29
34
35
45
61
72
78
91
91
92
100
110
110
110
113
122
125
126
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014*

StrategicStorageTrust, inc

Overview 6 *As of April 5, 2014 Owned Properties by Quarter

4 TORONTO
1 NEW YORK
4 PENNSYLVANIA
6 NEW JERSEY
4 ILLINOIS
8 NEVADA
5 KENTUCKY
6 VIRGINIA
4 TENNESSEE
3 N. CAROLINA
9 CALIFORNIA
3 ALABAMA
13 S. CAROLINA
5 ARIZONA
3 MISSISSIPPI
22 GEORGIA
15 TEXAS
10 FLORIDA

StrategicStorageTrust, inc

Overview

Square Footage by State (as of 3/31/2014)
• 125 properties
• 17 states, 1 province
• 80,000 units
• 10.4 million SF
8.9%
2.8%
6.2%
13.8%
2.1%
2.1%
3.8%
4.0%
4.0%
16.4%
9.6%
2.0%
4.0%
2.8%
0.8%
4.0%
8.4%
4.3%

Area Office
Regional Office
District Office
Corporate Office/Regional Office

StrategicStorageTrust, inc

Self Storage Footprint

Population
26,059,203
Population
75,232,171
Population
6,054,191
Population
47,353,616
This map depicts the locations of our primary target markets, although we may acquire properties elsewhere.
Population
39,135,452

Agenda • Overview • Performance Highlights • Acquisitions • Development/Lease-up Performance • Toronto, Canada Solar Installations • Self Storage Industry Update 9

Performance Highlights – Fourth Quarter 2013

Cash Flow from Operations
•
$3.1 Million for Three Months Ended 12/31/2012
•
$5.2 Million for Three Months Ended 12/31/2013
67%
•
$9.6 Million for Twelve Months Ended 12/31/2012
•
$19.3 Million for Twelve Months Ended 12/31/2013
102%
IPA Modified Funds from Operations
•
$4.2 Million for Three Months Ended 12/31/2012
•
$5.6 Million for Three Months Ended 12/31/2013
33%
•
$9.0 Million for Twelve Months Ended 12/31/2012
•
$20.6 Million for Twelve Months Ended 12/31/2013
129%

Performance Highlights – Fourth Quarter 2013

Fourth Quarter 2013 vs. 2012
•
Revenues 8.6%
•
Net Operating Income 13.9%
2013 2012
•
Property Operating Expenses as a Percentage of
Revenue
37.9% 40.8%
•
Number of Facilities 101 101
Same Store Performance

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | |
| | | | | | | | | | |

StrategicStorageTrust, inc

Performance Highlights

Prior Year Occ Sq Ft (%) 76.4% 76.1% 78.3% 78.4% 77.4% 73.3% 79.0% 80.4% 79.3% 80.6%
Current Year Occ Sq Ft (%) 77.2% 77.1% 82.6% 82.3% 82.0% 81.6% 84.6% 84.5% 83.0% 84.5%
No. of Properties 41 45 60 71 76 89 89 90 100 108
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14
70.0%
72.0%
74.0%
76.0%
78.0%
80.0%
82.0%
84.0%
86.0%
88.0%
(1,200)
800
2,800
4,800
6,800
8,800
Same Store Occupancy
Q4-2011 to Q1-2014
Move Ins Move Outs Net Current Year Occ Sq Ft (%)
* Does not include Canadian properties, but does include consolidated joint venture, SF property.

Performance Highlights – First Quarter 2014

Cash Flow from Operations
• $4.0 Million for Three Months Ended 3/31/2013
• $6.3 Million for Three Months Ended 3/31/2014
57%
IPA Modified Funds from Operations
• $4.6 Million for Three Months Ended 3/31/2013
• $6.3 Million for Three Months Ended 3/31/2014
35%

Performance Highlights – First Quarter 2014

First Quarter 2014 vs. 2013
•
Revenues 7.6%
•
Net Operating Income 8.1%
2014 2013
•
Property Operating Expenses as a Percentage of
Revenue
39.4% 39.7%
•
Number of Facilities 109 109
Same Store Performance

NOI and MFFO Definition

Net Operating Income (“NOI”)
•
Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”)
•
•
NOI is a non-GAAP measure that we define as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. We believe that net operating income is useful for investors as it provides a measure of the operating performance of our operating assets because net operating income excludes certain items that are not associated with the operation of the properties. Additionally, we believe that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.
Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment
Trusts, or NAREIT, an industry trade group, has promulgated a measure known as funds from operations, or FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income (loss) as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the
Board of Governors of NAREIT, as revised in February 2004, or the White Paper. The White Paper defines FFO as net income
(loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our FFO calculation complies with NAREIT’s policy described above.

NOI and MFFO Definition – Con’t

• The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Diminution in value may occur if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances or other measures necessary to maintain the assets are not undertaken. However, we believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. In addition, in the determination of FFO, we believe it is appropriate to disregard impairment charges, as this is a fair value adjustment that is largely based on market fluctuations and assessments regarding general market conditions which can change over time. An asset will only be evaluated for impairment if certain impairment indications exist and if the carrying value, or book value, exceeds the total estimated undiscounted future cash flows (including net rental revenues, net proceeds on the sale of the property, and any other ancillary cash flows at a property or group level under GAAP) from such asset.
Testing for impairment is a continuous process and is analyzed on a quarterly basis. Investors should note, however, that determinations of whether impairment charges have been incurred are based partly on anticipated operating performance, because estimated undiscounted future cash flows from a property, including estimated future net rental revenues, net proceeds on the sale of the property, and certain other ancillary cash flows, are taken into account in determining whether an impairment charge has been incurred. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that due to the fact that impairments are based on estimated future undiscounted cash flows and that we intend to have a relatively limited term of our operations, it could be difficult to recover any impairment charges through the eventual sale of the property. To date, we have not recognized any impairments.
• Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization and impairments, assists in providing a more complete understanding of our performance to investors and to our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income (loss).

NOI and MFFO Definition – Con’t

• However, FFO or Modified FFO (“MFFO”), discussed below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operational performance and is, therefore, given more prominence than the non-GAAP FFO and
MFFO measures and the adjustments to GAAP in calculating FFO and MFFO.
• Changes in the accounting and reporting rules under GAAP that were put into effect and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT’s definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses, as items that are expensed as operating expenses under GAAP. We believe these fees and expenses do not affect our overall long-term operating performance. Publicly registered, non-traded
REITs typically have a significant amount of acquisition activity and are substantially more dynamic during their initial years of investment and operation. The purchase of properties, and the corresponding expenses associated with that process, is a key feature of our business plan in order to generate operational income and cash flow in order to make distributions to investors. While other start-up entities may also experience significant acquisition activity during their initial years, we believe that publicly registered, non-traded REITs are unique in that they typically have a limited life with targeted exit strategies within a relatively limited time frame after the acquisition activity ceases. Our board of directors is in the process of determining which liquidity event, if any, is in the best interests of us and our stockholders (i.e., listing of our shares of common stock on a national securities exchange, a merger or sale, the sale of all or substantially all of our assets, or another similar transaction). We expect to achieve a liquidity event within three years, which is generally comparable to other publicly registered, non-traded REITs. Thus, we do not intend to continuously purchase assets and intend to have a limited life. The decision whether to engage in any liquidity event is in the sole discretion of our board of directors. Due to the above factors and other unique features of publicly registered, non-traded REITs, the Investment Program Association, or the IPA, an industry trade group, has standardized a measure known as modified funds from operations, or MFFO, which the IPA has recommended as a supplemental measure for publicly registered, non-traded REITs and which we believe to be another appropriate supplemental measure to reflect the operating performance of a publicly registered, non-traded REIT

NOI and MFFO Definition – Con’t

having the characteristics described above. MFFO is not equivalent to our net income (loss) as determined under GAAP, and
MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not ultimately engage in a liquidity event. We believe that, because MFFO excludes acquisition fees and expenses that affect our operations only in periods in which properties are acquired and that we consider more reflective of investing activities, as well as other non-
operating items included in FFO, MFFO can provide, on a going-forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are acquiring our properties and once our portfolio is in place. By providing MFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance now that our offering has been completed. We also believe that MFFO is a recognized measure of sustainable operating performance by the publicly registered, non-traded
REIT industry. Further, we believe MFFO is useful in comparing the sustainability of our operating performance now that our offering has been completed and we expect our acquisition activity over the near term to be less vigorous, with the sustainability of the operating performance of other real estate companies that are not as involved in acquisition activities.
Investors are cautioned that MFFO should only be used to assess the sustainability of our operating performance now that our offering has been completed and we expect our acquisition activity over the near term to be less vigorous, as it excludes acquisition fees and expenses that have a negative effect on our operating performance during the periods in which properties are acquired.
• We define MFFO, a non-GAAP measure, consistent with the IPA’s Guideline 2010-01, Supplemental Performance Measure for
Publicly Registered, Non-Listed REITs: Modified Funds from Operations (the “Practice Guideline”) issued by the IPA in
November 2010. The Practice Guideline defines MFFO as FFO further adjusted for the following items included in the determination of GAAP net income (loss): acquisition fees and expenses; amounts relating to straight line rents and amortization of above or below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; non-recurring impairments of real estate related investments; mark-to-market adjustments included in net income; non-recurring gains or losses included in net income from the extinguishment or sale of debt, hedges

NOI and MFFO Definition – Con’t

foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect
MFFO on the same basis. The accretion of discounts and amortization of premiums on debt investments, unrealized gains and losses on hedges, foreign exchange, derivatives or securities holdings, unrealized gains and losses resulting from consolidations, as well as other listed cash flow adjustments are adjustments made to net income (loss) in calculating cash flows from operations and, in some cases, reflect gains or losses which are unrealized and may not ultimately be realized.
Our MFFO calculation complies with the IPA’s Practice Guideline described above. In calculating MFFO, we exclude acquisition related expenses, the amortization of fair value adjustments related to debt, realized and unrealized gains and losses on foreign exchange holdings and the adjustments of such items related to noncontrolling interests. The other adjustments included in the
IPA’s Practice Guideline are not applicable to us for the periods presented. Acquisition fees and expenses are paid in cash by us, and we have not set aside or put into escrow any specific amount of proceeds from our offering to be used to fund acquisition fees and expenses. Acquisition fees and expenses include payments to our Advisor and third parties. Acquisition related expenses under GAAP are considered operating expenses and as expenses included in the determination of net income (loss)
and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property, these fees and expenses and other costs related to such property. In the future, if we are not able to raise additional proceeds from our distribution reinvestment plan offering or other potential offerings, this could result in us paying acquisition fees or reimbursing acquisition expenses due to our Advisor, or a portion thereof, with net proceeds from borrowed funds, operational earnings or cash flows, net proceeds from the sale of properties, or ancillary cash flows. As a result, the amount of proceeds available for investment and operations would be reduced, or we may incur additional interest expense as a result of borrowed funds

NOI and MFFO Definition – Con’t

•
Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income (loss) in determining cash flows from operations. In addition, we view fair value adjustments of derivatives and the amortization of fair value adjustments related to debt as items which are unrealized and may not ultimately be realized or as items which are not reflective of on-going operations and are therefore typically adjusted for when assessing operating performance.
We use MFFO and the adjustments used to calculate it in order to evaluate our performance against other publicly registered, non-traded REITs which intend to have limited lives with short and defined acquisition periods and targeted exit strategies shortly thereafter. As noted above, MFFO may not be a useful measure of the impact of long-term operating performance if we do not continue to operate in this manner. We believe that our use of MFFO and the adjustments used to calculate it allow us to present our performance in a manner that reflects certain characteristics that are unique to publicly registered, non-traded REITs, such as their limited life, limited and defined acquisition period and targeted exit strategy, and hence that the use of such measures may be useful to investors. For example, acquisition fees and expenses were intended to be funded from the proceeds of our offering and other financing sources and not from operations. By excluding expensed acquisition fees and expenses, the use of MFFO provides information consistent with management’s analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such charges that may reflect anticipated and unrealized gains or losses, we believe MFFO provides useful supplemental information.
•

NOI and MFFO Definition – Con’t

• Presentation of this information is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and MFFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and MFFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss)
from continuing operations as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of our performance. MFFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete and net asset value is disclosed. FFO and MFFO are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO and MFFO.

Agenda 22 • Overview • Performance Highlights • Acquisitions • Development/Lease-up Performance • Toronto, Canada Solar Installations • Self Storage Industry Update

Collectors
Expy
401
401
Kingston Rd
2

StrategicStorageTrust, inc

Acquisitions – First Quarter 2014

Chandler, Arizona
•
•
•
San Francisco, California*
•
•
•
Hampton, Virginia
•
•
•
*SSTI owns 98% of the San Francisco property
Centennial, Toronto (Development)
•
•
•
Land Parcel
480 units
51,000 NRSF
93.6% Occupancy
1,100 units
76,200 NRSF
86.4% Occupancy
500 units
71,500 NRSF
90.4% Occupancy
2.5 Acres
870 units (est. upon completion)
78,000 NRSF (est. upon completion)

Agenda 24 • Strategic Storage Trust, Inc. Overview • Performance Highlights • Acquisitions • Development/Lease-up Performance • Toronto, Canada Solar Installations • Self Storage Industry Update

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StrategicStorageTrust, inc

Development/Lease-up

Located at 600 Granite Ct, Pickering,
Ontario, Canada
Phase 1 and phase 2 will have
approximately 890
units and
approximately 91,000 net
rentable Sq. Ft.
All units will be 100% climate controlled
Phase 1 estimated completion in First
quarter 2015 (60,000 Sq. Ft)
Phase 2 estimated completion early Fourth
quarter 2015 (31,000 Sq. Ft.)
Phase 1 construction is expected to start in
Third quarter 2014
Granite Development

## Former Homeland Portfolio Occupancy %
## Q1-2012 - Q1-2014

1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
(200)
(400)
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Move Ins
Move Outs
Net
Occ Sq Ft (%)

StrategicStorageTrust, inc

Development/Lease-up 26 Occ SqFt (%) 51.00% 61.00% 67.10% 69.00% 74.60% 80.70% 83.50% 80.80% 82.10%

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| | | | | | | | |
| | | | | | | | |

StrategicStorageTrust, inc

Development/Lease-up

No. of Properties 8 16 16 16 16 16 16
Occ Sq Ft (%) 63.00% 73.80% 77.40% 83.50% 84.30% 82.09% 83.90%
Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Q4-2013 Q1-2014
55.00%
60.00%
65.00%
70.00%
75.00%
80.00%
85.00%
90.00%
(250)
250
750
1,250
1,750
2,250
Former Stockade Portfolio Occupancy %
Q3-2012 to Q1-2014
Move Ins Move Outs Net Occ Sq Ft (%)
Note: At acquisition, occupancy for this portfolio was: 71.3% for combined 16 stores

Development/Lease-up

Occ Sq Ft (%) 10.90% 46.40% 48.20% 34.10% 41.30% 51.90% 58.20% 63.80% 75.10%
Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Q4-2013 Q1-2014
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
$-
$50,000
$100,000
$150,000
$200,000
$250,000
Mavis Rental Income & Occupancy
Q1-2012 to Q1-2014
Note:  Rental Income is rounded to the nearest thousand. Mavis Occ Sq Ft (%) includes developmental stages of construction; building conversion was  completed in Dec-11 and phases of new construction began in Mar-12 and were completed in Dec-12. Sep-12 included the addition of 123 new units or 16,329 net rentable sq. ft. Final additions were made in Dec-12 with another 262 new units or 35,297 net rentable sq. ft. added.

Development/Lease-up

Occ Sq Ft (%) 4.7% 13.2% 17.7% 22.2% 24.4% 28.1% 33.8% 37.9% 43.6%
Brampton Rental Income & Occupancy
August 2013 to April 2014
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14
Rental Income Occ Sq Ft %

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Agenda 31 • Overview • Performance Highlights • Acquisitions • Development/Lease-up Performance • Toronto, Canada Solar Installations • Self Storage Industry Update

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StrategicStorageTrust, inc

Toronto Solar Installations

Site Name
Solar system
size in AC KW
Estimated final
cost of system
Estimated date of
power production
Mavis 250 $1.0 Million July 2014
Brampton 250 $1.1 Million July 2014
Dufferin 250 $1.1 Million August 2014
Mavis Brampton Dufferin

$1 MOVE
- IN
SPECIAL $1
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WE SELL BOXES

StrategicStorageTrust, inc

33 Self Storage Industry Update

Self Storage Industry Update

•
The Fastest Growing Segment of the
Commercial Real Estate Industry Over
the Last 35 Years (1)
•
Unique in its Ability to Add Value as an
Operating Business
•
Low Capital Expenditure Requirements
•
No Tenant Improvements or No Leasing
Commissions (2)
Total Self Storage Rentable Space in the US is now 2.3 Billion Square Feet
(1)  Self Storage Association “Industry Fact Sheet” (11/13)
(2)  We do not pay commissions in connection with the leasing of our self storage units; however, we pay certain fees associated with the day-to-day management and operations of our self storage facilities.
Percentage of Self Storage Facilities (1)
Largest Self
Storage Company
Top 50
Companies
4.4%
15%
Single Facility
Owners
60%
85%
Smaller
Owners

Self Storage Time Series Trends
Occupancy & Average Rate
Cap Rate & Rentable SF
100
90
80
70
60
50
40
30
20
10
0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Phys Occupancy (%)
Avg Rate for 10x10 Unit ($)
Avg Cap Rate (%)
Rentable SF per Person

StrategicStorageTrust, inc

Self Storage Industry Update 35 Source: Cushman & Wakefield Presentation – Self Storage: the State of the Industry – May 2013 Market Trends

**Performance by Property Type**

| Property Type | Securitized Balance ($) | Cumulative Default Balance ($) | Cumulative Default Rate | Cumulative Losses ($) | Cumulative Loss Rate | Severity (% of Bal. at Loss) | Share of Total Loss |
|---|---|---|---|---|---|---|---|
| Healthcare | 5,779,705,684 | 1,991,447,958 | 34.46% | 364,099,728 | 6.30% | 39.7% | 1.5% |
| Hotel | 70,965,972,478 | 16,950,296,076 | 23.89% | 3,008,301,212 | 4.24% | 44.0% | 12.4% |
| Industrial | 49,615,428,836 | 8,423,354,189 | 16.98% | 1,303,645,365 | 2.63% | 38.1% | 5.4% |
| Manuf. Housing | 17,074,567,562 | 1,435,249,399 | 8.41% | 306,210,313 | 1.79% | 46.8% | 1.3% |
| Mixed Use | 20,220,266,886 | 3,642,282,864 | 18.01% | 454,716,307 | 2.25% | 39.2% | 1.9% |
| Multifamily | 159,735,283,291 | 34,256,897,146 | 21.45% | 5,355,057,011 | 3.35% | 33.8% | 22.1% |
| Office | 257,861,843,269 | 44,290,735,999 | 17.18% | 5,992,049,483 | 2.32% | 33.6% | 24.7% |
| Other | 6,156,115,390 | 1,006,409,795 | 16.35% | 191,756,162 | 3.11% | 46.4% | 0.8% |
| Retail | 276,656,936,548 | 39,217,963,599 | 14.18% | 7,102,713,109 | 2.57% | 43.5% | 29.3% |
| ***Self-Storage*** | ***17,493,659,554*** | ***1,108,958,853*** | ***6.34%*** | ***192,794,713*** | ***1.10%*** | ***37.2%*** | ***0.8%*** |

StrategicStorageTrust, inc

Self Storage Industry Update 36 Source: Wells Fargo Securities, LLC, and Intex Solutions, Inc. - 2013 Mortgage Default History

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